UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 11, 2006
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (408) 517-8000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 23.01
EXHIBIT 99.01

Item 8.01. Other Events.
     We are filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report into the Registration Statement on Form S-3 that we intend to file on December 11, 2006.
Consolidation of Reportable Segments
     As previously reported, beginning in the first quarter of fiscal 2007, we consolidated our Enterprise Security, Data Protection, and Storage and Server Management segments into two segments — the Security and Data Management segment and the Data Center Management segment. Pursuant to guidance provided by the Securities and Exchange Commission, we have recast in Exhibit 99.01 filed with this Current Report on Form 8-K the following items that were contained in our Annual Report on Form 10-K for the fiscal year ended March 31, 2006 (“Annual Report”), to reflect this change in reportable segments: Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data.” The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with the change in our reportable segments. There is no change to our previously reported consolidated operating results, financial condition or cash flows. The changes to Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” are to refer to the consolidated operating segment structure that we adopted in fiscal 2007, to report Net revenues, Operating income (loss) and Depreciation & amortization expense for our reportable segments in these segments and to discuss these matters consistently with this presentation.
     In Item 1, “Business,” of our Annual Report, in the subsection entitled “Operating Segments and Products,” we refer to our having viewed our business in six operating segments and to the fact that beginning in the June 2006 quarter, our Enterprise Security, Data Protection, and Storage and Server Management segments would be consolidated into the Security and Data Management segment and the Data Center Management segment. We are now operating in the reportable segments that we indicated would become effective in the June 2006 quarter. Our Security and Data Management segment focuses on providing enterprise and large enterprise customers with endpoint security, information security, and security management software, as well as providing small and medium-sized businesses with software to provision, backup, secure, and remotely access their personal computers and servers. Our Data Center Management segment focuses on providing enterprise and large enterprise customers with storage and server management, data protection, and application performance management solutions.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Symantec Corporation, as of March 31, 2006 and 2005 and for each of the three years in the period ended March 31, 2006, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated June 8, 2006 except as to Notes 3, 4 and 15 which are as of December 8, 2006

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
	By:	/s/ James A. Beer
Date: December 11, 2006		James A. Beer
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Symantec Corporation, as of March 31, 2006 and 2005 and for each of the three years in the period ended March 31, 2006, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated June 8, 2006 except as to Notes 3, 4 and 15 which are as of December 8, 2006